CORPORATE PROFILE and SUPPLEMENTAL INFORMATION CONVENIENCE AUTOMOTIVE RETAIL OCTOBER 2026 Exhibit 99.1

SAFE HARBOR STATEMENTS Forward Looking Statements Certain statements in this presentation constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are statements that relate to management’s expectations or beliefs, future plans and strategies, future financial performance and similar expressions concerning matters that are not historical facts. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential.” Such forward-looking statements reflect current views with respect to the matters referred to and are based on certain assumptions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause the actual results, performance, or achievements of the Company to differ materially from any future results, performance, or achievement implied by such forward-looking statements. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Unknown or unpredictable factors could have material adverse effects on the Company’s business, financial condition, liquidity, results of operations and prospects. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. For a further discussion of factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and the Company’s other filings with the SEC, including, in particular, the section entitled “Risk Factors” contained therein. In light of these risks, uncertainties, assumptions and factors, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this presentation will, in fact, transpire. Moreover, because the Company operates in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures Funds From Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”), which the Company uses as supplemental measures of its performance. Please refer to the Definitions and Reconciliations section of this presentation for additional information and complete reconciliations between each of these non-GAAP financial measures and the most directly comparable GAAP financial measure. The Company believes that FFO and AFFO are helpful to investors in measuring its performance because both FFO and AFFO exclude various items included in GAAP net earnings that do not relate to, or are not indicative of, the Company’s core operating performance. The Company pays particular attention to AFFO, a supplemental non-GAAP performance measure, as the Company believes it best represents its core operating performance and allows analysts and investors to better assess the Company’s core operating performance. Further, the Company believes that AFFO is useful in comparing the sustainability of the Company’s core operating performance with the sustainability of the core operating performance of other real estate companies. Other Certain information contained herein has been prepared from public and non-public sources believed to be reliable. However, the Company has not independently verified certain of the information contained herein and does not make any representation or warranty as to the accuracy or completeness of the information contained in this presentation. Unless otherwise noted in this presentation, financial data is for the quarter ended September 30, 2026, and portfolio data is as of September 30, 2026. 2

TABLE OF CONTENTS Corporate Profile Business Update Page 4 Company 5 Portfolio 11 Balance Sheet and Other 20 Definitions 24 3 Supplemental Information Top Tenants Page 28 Top Markets 29 Lease Expirations 30 Rent Escalations 31 Rent Coverage 32 Redevelopment Activity 33 Debt and Credit Metrics 34 Revenues from Rental Properties and Property Costs 35 Reconciliation of Net Earnings to FFO and AFFO 36

4 INVESTMENT ACTIVITY PORTFOLIO 99.7% occupied 10.8 years WALT 2.5x tenant rent coverage (3) BALANCE SHEET EARNINGS Invested $502.3 million at a 7.2% initial cash yield year to date Acquired 44 c-stores, 41 auto service centers, 24 drive-thru QSRs, and six express tunnel car washes More than $75 million of investments under contract 5.2x net debt / EBITDA (5.0x pro forma for unsettled forward equity) More than $500M of total liquidity, including $52M forward equity and $450M Revolver capacity (2) No debt maturities until June 2028 Q3 2026 AFFO ▲ 14.0% to $41.1 million | YTD AFFO ▲ 14.5% to $119.0 million Q3 2026 AFFO per share ▲ 3.2% to $0.64 | YTD AFFO per share ▲ 5.0% to $1.89 Increased FY2026 AFFO guidance to $2.53- $2.54 per share from $2.52 - $2.54 per share (1) 1) Includes completed transaction activity as of October 21, 2026, but does not include prospective acquisitions, dispositions, or capital markets activities (including the settlement of outstanding forward sale agreements). 2) Pro forma for closing of new $200M Term Loan on October 16, 2026, with proceeds used to repay $200M Revolver balance as of September 30, 2026. 3) Site-level rent coverage calculated one quarter in arrears based on trailing twelve month financial information provided by tenants. The Company does not independently verify financial information provided by tenants. BUSINESS UPDATE: RECORD INVESTMENTS DRIVE PORTFOLIO AND EARNINGS GROWTH

COMPANY

6 1,269 Properties 46 States $254M ABR Multi Store Operators National and Regional Brands Mature and Emerging Platforms Institutional Credit Quality TENANTS Nationwide High Density Metro Areas Strong Retail Corridors Market Dominant Sites LOCATIONS Convenience Stores Express Tunnel Car Washes Auto Service Centers Drive Thru QSRs PROPERTY TYPES Note: ABR = annualized base rent. one of the nation’s largest OWNERS of freestanding convenience and automotive retail properties

7 TENANT RELATIONSHIPS Direct dialogue with growing retailers Align with tenant “buy & build” strategies Repeat and referral business > 90% of transactions direct with tenants (1) LEASE STRUCTURING Unitary, triple net leases Site level financial reporting Annual rent escalations 85% of ABR derived from 71 unitary leases INVESTMENT FOCUS Highly fragmented retail sectors Durable consumer business models Emphasis on convenience and service Convenience & Automotive Retail Real Estate UNDERWRITING EXPERTISE Real estate attributes Site level financial analysis Tenant credit analysis 99.7% occupancy 2.5x tenant rent coverage Deep Sector Knowledge Proprietary Insights & Deal Flow Superior Asset Performance EXPERTS IN ORIGINATING, UNDERWRITING, AND EXECUTING REAL ESTATE TRANSACTIONS IN OUR TARGETED RETAIL SECTORS 1) Reflects transactions whereby Getty negotiated new leases directly with tenants vs. acquiring existing, in-place leases from a third party.

8 AFFO PER SHARE DIVIDENDS PER SHARE 5.1% CAGR 4.9% CAGR OCCUPANCY RENT COLLECTIONS TENANT RENT COVERAGE (1) GROWING EARNINGS AND DIVIDENDS PER SHARE, WHILE MAINTAINING PORTFOLIO STABILITY… 1) Site-level rent coverage is calculated one quarter in arrears based on trailing twelve month financial information provided by tenants. The Company does not independently verify financial information provided by tenants.

9 …AND DIVERSIFYING ACROSS PROPERTY TYPE, GEOGRAPHY AND TENANT TOP 10 MARKETS (% ABR) TOP 10 TENANTS (% ABR) Entered 13 new states Added 67 new tenants PROPERTY TYPE (% ABR) 945 Sites $117M ABR December 31, 2019 September 30, 2026 1,269 Sites $254M ABR Convenience Stores Express Tunnel Car Washes Auto Service Centers Drive Thru QSRs Auto Parts & Other Legacy Gas & Repair + Car Wash in 2019 + Drive Thru QSR in 2023 + Auto Service in 2021

10 DEMONSTRATED CAPITAL ALLOCATION AND BALANCE SHEET MANAGEMENT CAPABILITIES CAPITAL RAISED ($M) (1)(2) CAPITAL DEPLOYED ($M) $52M unsettled forward equity CAPITAL STRUCTURE SUMMARY BBB- FITCH RATED 4.1x FIXED CHARGE COVERAGE 5.2x NET DEBT TO EBITDA 37% DEBT TO TOTAL ASSET VALUE 39% DEBT TO TOTAL CAPITALIZATION Note: Summary Capital Structure and Debt to Total Capitalization are based on market value of common equity as of October 19, 2026. 1) For forward equity and delayed draw debt, reflects period in which transaction closed, not period in which transaction was settled and proceeds were funded. 2) Debt capital shown is net of any maturing debt that was refinanced with a portion of the proceeds raised. > $75M assets under contract TBU

PORTFOLIO

12 FREESTANDING RETAIL PROPERTIES OFFERING ESSENTIAL GOODS AND SERVICES CONVENIENCE & AUTOMOTIVE RETAIL REAL ESTATE PROPERTY TYPES Convenience Stores Express Tunnel Car Washes Auto Service Centers Collision Repair Oil & Maintenance Tire & Battery Drive Thru QSRs PROPERTY ATTRIBUTES New builds / latest prototypes Easy access High visibility Strong traffic counts Complimentary retail Market dominant sites Alternate use potential PORTFOLIO COMPOSITION (% ABR)

13 NATIONAL FOOTPRINT WITH CONCENTRATIONS IN HIGH DENSITY METROPOLITAN AREAS 1,269 FREESTANDING Properties 46 States 68% CORNER LOCATIONS 58% TOP 50 MSAs % of ABR 16% 0% 1) Estimated population growth from April 1, 2020 to July 1, 2025 per the U.S. Census Bureau. The total United States population grew 3.1% over the same period. MSA Rank: 4 Population: 8.5 million 2020-25 Population Growth: 11.0% (1) GTY ABR (1.5% of total) $2.4M $0.9M $0.4M C-Store Car Wash Auto Service MARKET SPOTLIGHT: DALLAS (TX) MSA Rank: 40 Population: 1.6 million 2020-25 Population Growth: 12.5% (1) GTY ABR (1.6% of total) $3.5M $0.3M $0.2M C-Store Car Wash Auto Service MARKET SPOTLIGHT: RALEIGH (NC)

14 GROWING CONVENIENCE RETAILERS AND AUTOMOTIVE SERVICE PROVIDERS TENANT PROFILE MULTI-STORE OPERATORS Scale and purchasing power Strong credit profiles Growth orientation NATIONAL AND REGIONAL BRANDS Market brand recognition Loyalty or membership programs Concentrated store networks MATURE AND EMERGING PLATFORMS Experienced management teams Technology and data strategies Founder and/or institutional ownership CREDIT ENHANCEMENTS SECTOR SELECTION Essential retail businesses E-commerce and recession resistant Emphasis on convenience and service SITE SELECTION Store level profitability Strong real estate attributes Favorable market dynamics LEASE STRUCTURE Unitary leases Financial reporting requirements Environmental indemnification $254 MILLION ABR 10.8 YEARS WALT 99.7% OCCUPIED 2.5x TENANT RENT COVERAGE (2) 85% UNITARY LEASES (1) 77% SITE LEVEL REPORTING (1) 1.8% ANNUAL RENT ESCALATIONS Note: WALT = weighted average remaining lease term. 1) Percentage of total ABR. 2) Site-level rent coverage calculated one quarter in arrears based on trailing twelve month financial information provided by tenants. The Company does not independently verify financial information provided by tenants.

15 REPRESENTATIVE INVESTMENT: CONVENIENCE STORES Refuel is one of the largest regional convenience retail platforms in the country operating more than 250 locations under the Refuel and Double Quick brands across the Southeastern U.S. Year Founded: 2008 Store Count: 250+ Locations: SC, NC, TX, MS, AR INVESTMENT SUMMARY INVESTMENT HIGHLIGHTS Transaction Type: Sale Leaseback # of Properties: 41 Transaction Value: $260.9 million Location: SC, NC, TX, MS Lease Term: 20.0 years Rent Escalation: 10% / 5 years UW Rent Coverage (1): 2.3x TENANT PROFILE Scaled portfolio with store networks in several growth markets across four states Modern, large-format convenience stores averaging nearly 5,000 SF and 2.5 acres per site Significant food offerings, including grab-and-go snacks, proprietary hot food service and/or branded QSRs Four new unitary net leases with site level financial reporting 1) Reflects underwritten site level EBITDAR divided by year 1 rent.

16 INVESTMENT SUMMARY INVESTMENT HIGHLIGHTS Transaction Type: Sale Leaseback # of Properties: 6 Transaction Value: $49.4 million Location: Anchorage (AK) Lease Term: 20.0 years Rent Escalation: 2.0% annual UW Rent Coverage (1): 2.8x TENANT PROFILE Sudzy Salmon is Alaska’s premier express tunnel car wash, operating six high-performing locations across the Anchorage metro area with a seventh development ready site. The company combines modern design with operational excellence and a deep local presence. Year Founded: 2023 Store Count: 6 Locations: Anchorage REPRESENTATIVE INVESTMENT: EXPRESS TUNNEL CAR WASHES 1) Reflects underwritten site level EBITDAR divided by year 1 rent. Dominant express tunnel car wash operation in optimal market for car washes Cohesive network of large, highly-visible sites, averaging 1.7 acres and 163’ tunnel lengths Two locations include large format convenience stores operated by a leading convenience retailer in Alaska New unitary lease with site-level financial reporting

17 INVESTMENT SUMMARY INVESTMENT HIGHLIGHTS Transaction Type: Development Funding # of Properties: Up to 11 Transaction Value: Up to $82.5 million Location: Various Lease Term: 15.0 years Rent Escalation: 2.0% annual UW Rent Coverage (1): 2.5x TENANT PROFILE New construction, state-of-the-art facilities developed as infill locations in top 100 markets Minimum 20K SF buildings and 2 acre parcels with service capacity for 22 vehicles or more New relationship with premier, high growth operator New unitary lease with site level financial reporting Crash Champions is the third-largest operator of collision repair centers in the U.S., with a nationwide network of locations providing professional vehicle repair services using standardized processes and modern technology. Year Founded: 1999 Store Count: 650+ Locations: 38 states REPRESENTATIVE INVESTMENT: AUTO SERVICE CENTERS 1) Reflects underwritten site level EBITDAR divided by year 1 rent.

REPRESENTATIVE INVESTMENT:

DRIVE THRU QUICK SERVICE RESTAURANTS

INVESTMENT SUMMARY

Transaction Type:	Sale Leaseback
# of Properties:	14
Transaction Value:	$17.7 million
Location:	Georgia, South Carolina
Lease Term:	20.0 years
Rent Escalations:	10% / 5 years
UW Rent Coverage [1]:	2.2x


Checkers
BURGERS • FRIES • COLAS
ORDER
PICK-UP

INVESTMENT HIGHLIGHTS

- Sites located in major retail corridors with leading national brands in immediate vicinity
- All top 100 markets, including 40% in dense Atlanta metro area, 6th largest MSA
- Drive-thru only sites with dual lanes and pick-up windows align with modern mobile consumer
- New unitary net lease with site level financial reporting

BRAND PROFILE [2]

Checkers Drive-In Restaurants is an American fast food double drive thru chain. The company operates Checkers and Rally's restaurants which specialize in hamburgers, hot dogs, french fries, and milkshakes.

Year Founded:	1986
Store Count:	~800
Locations:	28 states

Checkers · CRAZY GOOD FOOD ·

1) Reflects underwritten site level EBITDAR divided by year 1 rent.
2) The Company's tenant is All American QSR LLC, a multi-unit Checkers and Rally's franchisee.

Getty Realty

18

19 CURRENT PIPELINE INCLUDES FOUR PROJECTS TOTALING ~$2.2 MILLION of NEW INVESTMENT WITH ESTIMATED COMPLETIONS SCHEDULED FOR 2026-29 COMPLETED 35 REDEVELOPMENT PROJECTS TOTALING $25.0 million AT 15% INCREMENTAL YIELDS Property Type: Auto Service DEVELOPMENT Type: Ground Lease TOTAL INVESTMENT: $0.4 million INCREMENTAL yield: 17.9% Location: NYC Metro Property Type: Auto Service DEVELOPMENT Type: Ground Lease TOTAL INVESTMENT: $1.2 million INCREMENTAL yield: 11.5% Location: Philadelphia (PA)

BALANCE SHEET AND OTHER

21 ACCESS TO CAPITAL $9 million cash $52 million unsettled forward equity $450 million Revolver capacity (1) CAPITAL STRUCTURE Low to moderate leverage 100% unencumbered assets Long-term, fixed-rate debt Well-laddered debt maturities 37% DEBT TO TOTAL ASSET VALUE 5.2x NET DEBT TO EBITDA BBB- FITCH RATED 39% DEBT TO TOTAL CAPITALIZATION 4.9 years WTD. AVG. DEBT MATURITY (1) 4.6% WTD. AVG. DEBT COST (1) 4.1x FIXED CHARGE COVERAGE CAPITAL STRUCTURE (1) DEBT MATURITY SCHEDULE ($M) (1) AMPLE LIQUIDITY AND FLEXIBLE CAPITAL STRUCTURE SUPPORT PORTFOLIO GROWTH Objectives Note: Debt to Total Capitalization and Capital Structure are based on market value of common equity as of October 19, 2026. 1) Pro forma for closing of new $200M Term Loan on October 16, 2026, with proceeds used to repay $200M Revolver balance as of September 30, 2026. 2) The Term Loan matures in October 2028; the Company has the option to extend the Term Loan for three twelve-month periods to October 2031. 3) The Revolver matures in January 2029; the Company has the option to extend the Revolver for two six-month periods to January 2029.

22 AFFO PER SHARE GROWTH: INITIAL GUIDANCE VS. ACTUAL RESULTS Note: All figures are shown as and calculated against the midpoint of earnings guidance ranges. 1) The Company updated its definition of AFFO beginning in 2022 to better conform to market practice. 2021 data has been restated to reflect this update. ACCRETIVE INVESTMENT ACTIVITY DRIVES EARNINGS GROWTH THROUGHOUT THE YEAR Getty provides earnings guidance excluding prospective investment activity Earnings guidance typically increases throughout the year as capital is deployed and transactions close Since 2021, annual AFFO per share growth has averaged 4.6% vs. 2.1% implied by initial guidance Actual Results 4.6% average actual growth Initial Guidance 2.1% average implied growth Revised Guidance

23 SEE OUR LATEST CORPORATE RESPONSIBILITY REPORT AT WWW.GETTYREALTY.COM/CORPORATE-RESPONSIBILITY ENVIRONMENTAL STEWARDSHIP CORPORATE GOVERNANCE We place a high priority on the protection of our assets and the environment Our team includes environmental experts who conduct extensive due diligence We perform climate-related risk assessments of prospective and existing investments to identify the physical risk profile of our properties Our tenants are responsible for the environmental impact of their operations, and are required to maintain insurance and comply with applicable regulations We conduct annual outreach surveys to understand how our tenants respond to environmental compliance, sustainability initiatives, and plans to address climate-related risks SOCIAL RESPONSIBILITY We believe that our people are the foundation of our success We aim to foster an inclusive work environment Our employee benefits include robust healthcare, commuter, profit sharing and wellness programs Our headquarters adheres to health and safety best practices We promote and fund professional development opportunities Our Getty Gives program facilitates charitable giving and volunteerism We maintain a Culture Committee to enhance our team experience and create opportunities for team engagement We are dedicated to maintaining high standards for corporate governance predicated on integrity and transparency Our Board is comprised of 83% independent directors, including an independent Chairman We are committed to maintaining a diversity of backgrounds and perspectives on our Board We hold annual elections for all directors Our Board maintains a significant equity investment in our Company We have implemented a cybersecurity risk management program intended to protect the confidentiality, integrity, and availability of our critical systems and information COMMITMENT TO GOOD CORPORATE CITIZENSHIP AND BUSINESS PRACTICES THAT SERVE ALL STAKEHOLDERS

CONVENIENCE AUTOMOTIVE RETAIL DEFINITIONS

25 Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO). In addition to measurements defined by accounting principles generally accepted in the United States of America (“GAAP”), the Company also focuses on Funds From Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”) to measure its performance. FFO and AFFO are generally considered by analysts and investors to be appropriate supplemental non-GAAP measures of the performance of REITs. FFO and AFFO are not in accordance with, or a substitute for, measures prepared in accordance with GAAP. In addition, FFO and AFFO are not based on any comprehensive set of accounting rules or principles. Neither FFO nor AFFO represent cash generated from operating activities calculated in accordance with GAAP and therefore these measures should not be considered an alternative for GAAP net earnings or as a measure of liquidity. These measures should only be used to evaluate the Company’s performance in conjunction with corresponding GAAP measures. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as GAAP net earnings before (i) depreciation and amortization of real estate assets, (ii) gains or losses on dispositions of real estate assets, (iii) impairment charges, and (iv) the cumulative effect of accounting changes. The Company defines AFFO as FFO excluding (i) certain revenue recognition adjustments (defined below), (ii) certain environmental adjustments (defined below), (iii) stock-based compensation, (iv) amortization of debt issuance costs, and (v) other non-cash and/or unusual items that are not reflective of the Company’s core operating performance. Other REITs may use definitions of FFO and/or AFFO that are different than the Company’s and, accordingly, may not be comparable. The Company believes that FFO and AFFO are helpful to analysts and investors in measuring the Company’s performance because both FFO and AFFO exclude various items included in GAAP net earnings that do not relate to, or are not indicative of, the core operating performance of the Company’s portfolio. Specifically, FFO excludes items such as depreciation and amortizations of real estate assets, gains or losses on dispositions of real estate assets, and impairment charges. With respect to AFFO, the Company further excludes the impact of (i) deferred rental revenue (straight-line rent), the net amortization of above-market and below-market leases, adjustments recorded for the recognition of rental income from direct financing leases, and the amortization of deferred lease incentives (collectively, “Revenue Recognition Adjustments”), (ii) environmental accretion expenses, environmental litigation accruals, insurance reimbursements, legal settlements and judgments, and changes in environmental remediation estimates (collectively, “Environmental Adjustments”), (iii) stock-based compensation expense; (iv) amortization of debt issuance costs and (v) other items, which may include allowances for credit losses on notes and mortgages receivable and direct financing leases, losses on extinguishment of debt, retirement and severance costs, and other items that do not impact the Company’s recurring cash flow and which are not indicative of its core operating performance. The Company pays particular attention to AFFO which it believes provides the most useful depiction of the core operating performance of its portfolio. By providing AFFO, the Company believes it is presenting information that assists analysts and investors in their assessment of the Company’s core operating performance, as well as the sustainability of its core operating performance with the sustainability of the core operating performance of other real estate companies. For a tabular reconciliation of FFO and AFFO to GAAP net earnings, see the table captioned “Reconciliation of Net Earnings to Funds From Operations and Adjusted Funds From Operations” included herein. NON-GAAP FINANCIAL MEASURES

26 Annual Base Rent (ABR). Contractually specified annual base rent in effect for all leases that have commenced as of the date noted, including those accounted for as direct financing leases. Annual Rent Escalations. Weighted average contractual rent increases per year under the terms of in-place leases, weighted by ABR. Credit Agreements. Refers to (i) the amended and restated credit agreement governing the Revolver and (ii) the amended and restated note purchase and guarantee agreements governing the Company’s senior unsecured notes. Debt to Total Asset Value. The ratio of (a) Consolidated Total Indebtedness to (b) Total Asset Value, each as defined in the Credit Agreements. Debt to Total Capitalization. The ratio of (a) total outstanding debt, including unsecured notes and amounts drawn on the Revolver, to (b) the sum of total outstanding debt and the market value of the Company’s common stock as of the date noted. Fixed Charge Coverage. The ratio of (a) EBITDAR to (b) fixed charges, as defined and described, respectively, in the Credit Agreements. Incremental Yield. For redevelopment projects, the amount of incremental rent generated by the redeveloped property divided by the capital investment required to complete the project. Net Debt to EBITDA. The ratio of (a) total outstanding debt, including unsecured notes and amounts drawn on the Revolver, minus cash and equivalents, to (b) EBITDA, as defined in the Credit Agreements. MSAs. Core Based Statistical Areas as defined by United States Office of Management and Budget. The Company uses MSAs to define the geographic markets in which it operates. Revolver. The Company’s $450M unsecured revolving credit facility. The Revolver has an initial maturity in January 2029 and two six-month extensions at the Company’s option. Term Loan. The Company’s $200M unsecured term loan facility. The Term Loan has an initial maturity in October 2028 and three twelve-month extensions at the Company’s option. Tenant Rent Coverage. Site-level rent coverage calculated one quarter in arrears based on trailing twelve month financial information provided by tenants. The Company does not independently verify financial information provided by tenants. Weighted Average Lease Term (WALT). The remaining lease term of all in-place leases as of the date noted, weighted by ABR. OTHER METRICS AND DEFINITIONS

SUPPLEMENTAL INFORMATION CONVENIENCE AUTOMOTIVE RETAIL

28 # Tenant Sector $ ABR % of ABR 11 CrossAmerica C-Store $ 7.2 2.8% 12 Casey’s General Stores C-Store 6.2 2.4% 13 Main Street Auto Auto Service 5.0 2.0% 14 LV Petroleum C-Store 4.9 1.9% 15 Splash Car Wash Car Wash 4.6 1.8% 16 Diamond Jubilee C-Store 4.4 1.7% 17 Sunoco C-Store 4.1 1.6% 18 Capitol Petroleum C-Store 4.0 1.6% 19 Sudzy Salmon Car Wash 3.6 1.4% 20 BP C-Store 3.0 1.2% TOTAL TOP 20 $ 195.7 77.0% Top TENANTS TOP 20 TENANTS # Tenant Sector $ ABR % of ABR 1 ARKO C-Store $ 25.8 10.2% 2 Global Partners C-Store 22.8 9.0% 3 Refuel C-Store 19.6 7.7% 4 United Pacific C-Store 17.6 6.9% 5 GO Car Wash Car Wash 15.3 6.0% 6 CPD Energy C-Store 12.4 4.9% 7 Tidal Wave Auto Spa Car Wash 10.3 4.1% 8 Nouria Energy C-Store 9.8 3.9% 9 Now & Forever C-Store 7.8 3.0% 10 Applegreen C-Store 7.3 2.9% TOTAL TOP 10 $ 148.7 58.6%

29 # Metro Area $ ABR % of ABR 1 New York / New Jersey $ 28.2 11.9% 2 Houston 14.4 6.2% 3 Washington D.C. 13.7 5.8% 4 Boston 9.6 4.1% 5 Columbia (SC) 8.3 3.3% 6 Las Vegas 7.5 3.2% 7 San Antonio 7.4 2.5% 8 Austin 6.0 2.1% 9 Kansas City 5.6 2.4% 10 Phoenix 5.5 2.3% 11 Denver 5.3 2.3% 12 Anchorage 5.0 2.1% 13 Poughkeepsie (NY) 4.3 1.8% 14 Raleigh 4.0 1.8% 15 Dallas 3.7 1.6% 16 Richmond (VA) 3.7 1.6% 17 Worcester (MA) 3.6 1.5% 18 Charlotte 3.1 1.3% 19 Charleston (SC) 2.6 1.0% 20 Los Angeles 2.5 1.0% TOTAL $ 144.0 59.8% TOP MARKETS TOP 20 STATES TOP 20 METRO AREAS # State $ ABR % of ABR 1 Texas $ 41.4 16.3% 2 New York 33.5 13.2% 3 South Carolina 18.0 7.1% 4 North Carolina 16.1 6.3% 5 Virginia 12.5 4.9% 6 Massachusetts 10.5 4.1% 7 California 9.4 3.7% 8 Maryland 9.0 3.5% 9 Nevada 7.6 3.0% 10 Colorado 7.6 3.0% 11 Connecticut 7.5 2.9% 12 Arizona 6.9 2.7% 13 New Hampshire 6.5 2.6% 14 Florida 5.6 2.2% 15 Alaska 5.0 2.0% 16 Georgia 4.7 1.9% 17 Ohio 4.6 1.8% 18 Missouri 4.1 1.6% 17 Mississippi 3.9 1.5% 18 Arkansas 3.7 1.4% TOTAL $ 218.1 85.7% Note: highlighted markets are top 50 MSAs.

30 99.7% occupied 10.8 years WALT LEASE EXPIRATIONS LEASE EXPIRATION SCHEDULE (% of ABR)

31 Fixed = 94.3% CPI = 4.9% 99.2% subject to rent escalation 1.8% annualized rent escalation rate RENT ESCALATIONS RENT ESCALATIONS (% of ABR)

32 77% site level reporting requirements 2.5x TTM rent coverage Site level reporting Note: Site level rent coverage is calculated one quarter in arrears based on trailing twelve month financial information provided by tenants. 1) Tenants subject to site level reporting requirements, but TTM financial information is not available due to hold period, operating period (in the case of new-to-industry properties), tenant non-compliance, or some other reason. RENT COVERAGE RENT COVERAGE (% of ABR)

33 Market Property Type Anticipated Total Investment (1) Investment as of 9/30/2026 Expected Completion Waco, TX QSR $ 525 $ 187 2026 New York/New Jersey Auto Service 454 81 2027 New York/New Jersey Auto Service 579 165 2027 New York/New Jersey Auto Service 603 59 2029 Total Active Projects $ 2,161 $ 492 Note: There can be no assurance that redevelopment projects will be completed according to the anticipated investment amounts or timeframes presented, or at all. 1) Total investment includes development costs, termination/recapture fees, leasing commissions and other costs, as applicable. REDEVELOPMENT ACTIVITY Recent Rent Commencements ($000s) In-Progress Redevelopments ($000s) Market Property Type Total Investment (1) Incremental Rental Income Rent Commencement New York/New Jersey Auto Service $ 383 $ 68 Q2 2026 Philadelphia, PA Auto Service 1,169 135 Q3 2025 Providence, RI QSR 2,106 136 Q3 2024 Brooklyn, NY Auto Parts 1,162 108 Q4 2023 Total Rent Commencements $ 4,820 $ 447

34 Maturity Amount Fixed Rate June 2028 $ 100.0 5.47% September 2029 175.0 4.09% November 2030 175.0 3.43% February 2032 175.0 4.41% January 2033 125.0 3.65% January 2036 250.0 5.76% Wtd. Avg. / Total $ 1,000.0 4.53% Total Asset Value $ 3,389.2 Total Consolidated Indebtedness 1,245.4 EBITDA 227.5 Covenant Actual Maximum Consolidated Leverage 60% 37% Minimum Fixed Charge Coverage 1.5x 4.1x Market value of common equity $ 1,882.0 Total debt outstanding 1,200.0 Total capitalization $ 3,082.0 Less: cash (8.8) Enterprise value $ 3,073.3 Total debt to enterprise value 39% Net debt / EBITDA 5.2x Note: Dollars in millions. Market value of common equity as of October 19, 2026. 1) Pro forma for closing of new $200M Term Loan on October 16, 2026, with proceeds used to repay $200M Revolver balance as of September 30, 2026. DEBT AND CREDIT METRICS UNSECURED CREDIT FACILITIES (1) Unsecured notes CREDIT AGREEMENT METRICS & COVENANTS CAPITALIZATION and LEVERAGE EBITDA RECONCILIATION Term Loan Revolver Capacity / drawn $200.0 / $200.0 $450.0 / $0.0 Pricing SOFR + 115 bps SOFR + 125 bps Maturity October 2028 January 2029 Extensions Three 12-month Two 6-month

35 1) Includes minimum base rental payments due under operating and direct financing leases. 2) Includes variable rental payments from percentage rents, fuel volume, and other ancillary sources, as applicable. Revenues from rental properties AND PROPERTY COSTS Revenues from Rental Properties Property Costs

36 1) Dividends paid and undistributed earnings allocated, if any, to unvested restricted stockholders are deducted from FFO and AFFO for the computation of per share amounts. See the Company’s earnings release 8-K filed on October 21, 2026 for additional information. FFO and AFFO Reconciliation Reconciliation of Net Earnings to FFO and AFFO

Getty Realty Corp. 292 Madison Avenue 9th Floor New York, NY 10017 646-349-6000 CONVENIENCE AUTOMOTIVE RETAIL